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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 25, 2004
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                                 CRYOLIFE, INC.
             (Exact name of registrant as specified in its charter)
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

              FLORIDA                              1-13165                          59-2417093
    (State or Other Jurisdiction          (Commission File Number)                 (IRS Employer
         of Incorporation)                                                      Identification No.)
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                 1655 ROBERTS BOULEVARD N.W., KENNESAW, GA 30144
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (770) 419-3355

                                       N/A
          (Former name or former address, if changed since last report)
                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))
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SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On Monday, October 25, 2004, CryoLife, Inc. (the "Company") agreed to a binding settlement of three lawsuits (two of which were consolidated) pending in the Multnomah Circuit Court in Oregon. All of the plaintiffs, Donald Payne, Candace Payne, L.L.R., W.C.R and Anthony F. Spadaro, are party to the settlement agreement, which addresses the claims between the Company and the plaintiffs. The other defendants named in the lawsuits have also settled with the plaintiffs, and when the settlement agreement is closed, all of the claims currently pending in the lawsuits are to be dismissed. This settlement agreement does not purport to settle any claims among the Company and the other defendants. Neither the Company nor any of its affiliates have any other material relationship with the plaintiffs.

Under the agreement, CryoLife is obligated to pay $3.0 million on or before November 5, 2004. The agreement provides for the court to automatically dismiss the plaintiffs' claims against the Company 91 days following payment of the settlement amount.

Exhibit 99.1 to this Form 8-K is incorporated herein by reference.

SECTION 2.  FINANCIAL INFORMATION

ITEM 2.02 RESULTS OF OPERATIONS OR FINANCIAL CONDITION

On October 29, 2004, the Company announced that it had settled the lawsuits described in Item 1.01 above as well as one other lawsuit and two claims, and discussed the impact of the settlement on its general, administrative and marketing expenses for the three month period ended September 30, 2004, and its liquidity. A copy of the press release is included as an exhibit to this Form 8-K.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.



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           Exhibit Number       Description
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           99.1*                Press Release dated October 29, 2004


*This exhibit is filed, not furnished.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CRYOLIFE, INC.



Date: October 29, 2004              By: /s/ D. Ashley Lee
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                                         D. Ashley Lee
                                         Vice President, Chief Financial Officer
                                         and Treasurer





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